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                                                                   EXHIBIT 10.11

                             GREENFIELD ONLINE, INC.

                           RESTRICTED STOCK AGREEMENT

         This Restricted Stock Agreement (this "Agreement") is made and entered into as of December 16, 2002 (the "Effective Date") by and between Greenfield Online, Inc., a Delaware corporation (the "Company"), and Joel Mesznik, an independent member of the Company's Board of Directors ("Member").

         WHEREAS, the Company's Board of Directors (the "Board") has selected the Member to receive the opportunity to purchase Restricted Stock pursuant to this Agreement; and

         WHEREAS, the Restricted Stock provided for in this Agreement is offered in consideration for Member's past service to the Company and his commitment to continue to serve on the Board of Directors , and the Member is willing to abide by the obligations imposed under this Agreement;

         NOW, THEREFORE, in consideration of the mutual benefits hereinafter provided, and each intending to be legally bound, the Company and the Member hereby agree as follows:

1. PURCHASE OF SHARES.

         Subject to the restrictions, terms and conditions of this Agreement, the Company hereby offers to sell to the Member Two Hundred and Sixty Eight Thousand Four Hundred and Forty Eight (268,448) shares (the "Shares") of the Company's Common Stock ("Common Stock"). As used in this Agreement, the term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits in respect of the Shares, and (iii) in replacement of the Shares in a recapitalization, merger, reorganization or the like.

2. DELIVERY.

                  2.1 DELIVERIES BY MEMBER. Member hereby delivers to the Company (i) this Agreement; (ii) if Member is married, a Consent of Spouse in the form of Exhibit 1 attached hereto (the "Spouse Consent") duly executed by Member's spouse (iii) an executed copy of the Company's Restated Shareholders Agreement ("Shareholder's Agreement") dated December , 2002, and (iv) an executed copy of the Company's Restated Registration Rights Agreement ("Registration Rights Agreement") dated as of December , 2002.

                  2.2 DELIVERIES BY THE COMPANY. Upon its receipt of all of the documents to be executed and delivered by Member to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Member, with such certificate to be placed in escrow as provided in Section 11 until expiration of the period during which the Shares are subject to forfeiture or repurchase as set forth in Section 3.
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         3. REPRESENTATIONS AND WARRANTIES OF MEMBER. Member represents and warrants to the Company that:

                  3.1 AGREES TO TERMS OF THIS AGREEMENT. Member has received a copy of this Agreement, has read and understands the terms of this Agreement, and agrees to be bound by its terms and conditions. Member acknowledges that there may be adverse tax consequences upon acquisition and disposition of the Shares, and that Member should consult a tax adviser prior to such acquisition or disposition.

                  3.2 ACQUISITION FOR OWN ACCOUNT FOR INVESTMENT. Member is acquiring the Shares for Member's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Member has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Member has any beneficial ownership of any of the Shares.

                  3.3 ACCESS TO INFORMATION. Member has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Member reasonably considers important in making the decision to acquire the Shares, and Member has had ample opportunity to ask questions of the Company's representatives concerning such matters.

                  3.4 UNDERSTANDING OF RISKS. Member is fully aware of (i) the highly speculative nature of an investment in the Shares, (ii) the financial hazards involved, (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Member may not be able to sell or dispose of the Shares or use them as collateral for loans), (iv) the qualifications and backgrounds of the management of the Company, and (v) the tax consequences of acquiring the Shares.

                  3.5 NO GENERAL SOLICITATION. At no time was Member presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the acquisition of the Shares.

                  3.6 MEMBER'S QUALIFICATIONS. Member has a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Member aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Member's business or financial experience, Member is capable of evaluating the merits and risks of acquiring the Shares and has the ability to protect Member's own interests in this transaction.

         4. RESTRICTED SECURITIES.

                  4.1 NO TRANSFERS UNLESS REGISTERED OR EXEMPT. Member understands that Member may not transfer any Shares unless such Shares are registered under the Securities Act

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and qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Member understands that only the Company may file a registration statement with the Securities and Exchange Commission (the "SEC") and that the Company is under no obligation to do so with respect to the Shares. Member has also been advised that exemptions from registration and qualification may not be available or may not permit Member to transfer all or any of the Shares in the amounts or at the times proposed by Member.

                  4.2 SEC RULE 144. In addition, Member has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one year, and in certain cases two years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. Member understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Member remains an "affiliate" of the Company and "current public information" about the Company (as defined in Rule 144) is not publicly available.

         5. RESTRICTIONS ON TRANSFERS.

                  5.1 DISPOSITION OF SHARES. Member hereby agrees that Member shall make no disposition of the Shares unless and until:

                        (i) in the event the Company is still private, until Insight, UBS and MSD have disposed of their shares,

                        (ii) Member shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

                        (iii) Member shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;

                        (iv) Member shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that
(a) the proposed disposition does not require registration of the Shares under the Securities Act, or (b) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

                        (v) Member shall have provided the Company with written assurances, in form and substance satisfactory to the Company that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares.

                  6.2 RESTRICTION ON TRANSFER. Member shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber, or otherwise dispose of any of the Shares that are subject to forfeiture pursuant to Section 3.

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         7. MARKET STANDOFF AGREEMENT. Member agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Member will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally (regardless of whether Member is an employee of the Company). Member further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Member's Shares until the end of such period.

         8. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                  8.1 LEGENDS. Member understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Member and the Company or any agreement between Member and any third party:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE OR DISPOSITION MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT COVERING SAID SHARES OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF THE STATE HAVING JURISDICTION OVER SUCH SALE OR DISTRIBUTION.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER AS SET FORTH IN A RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

                  8.2 STOP-TRANSFER INSTRUCTIONS. Member agrees that, in order to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

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                  8.3 REFUSAL TO TRANSFER. The Company will not be required (i)
to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any Member or other transferee to whom such Shares have been so transferred.

         9. TAX CONSEQUENCES. MEMBER UNDERSTANDS THAT MEMBER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF MEMBER'S ACQUISITION OR DISPOSITION OF THE SHARES. MEMBER REPRESENTS THAT MEMBER HAS CONSULTED WITH ANY TAX ADVISER MEMBER DEEMS ADVISABLE IN CONNECTION WITH THE ACQUISITION OR DISPOSITION OF THE SHARES AND THAT MEMBER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Member hereby acknowledges that Member has been informed that, unless an election is filed by the Member with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the acquisition of the Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on the fair market value on the date of acquisition of the Shares, there will be a recognition of taxable income to the Member equal to the fair market value of the Shares at the time they are considered transferable or no longer subject to substantial risk of forfeiture. Member represents that Member has consulted any tax adviser(s) Member deems advisable in connection with Member's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 2 for reference. MEMBER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING OR NOT FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM FILING OR FAILING TO FILE SUCH ELECTION.

         10. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Member with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's securities may be listed or quoted at the time of such issuance or transfer.

         11. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Member and Member's heirs, executors, administrators, successors and assigns.

         12. GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York as such laws are applied to agreements between New York residents entered into and to be performed entirely within New York, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

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         13. NOTICES. Any notice required to be given or delivered to the
Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Member hereunder shall be in writing and addressed to Member at the last address Member provided to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or on the business day that it is sent by fax to the fax number last provided by Member to the Company, but only if (A) the receiving fax device immediately generates a message, printed by the sending fax device, that confirms receipt, and (B) receipt of the fax is confirmed by a telephone call between sender and recipient.

         14. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

         15. HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Member has executed this Agreement in duplicate, as of the Effective Date.

GREENFIELD ONLINE, INC.           MEMBER

By: __________________________    ______________________________________
Its:__________________________    Print Name:___________________________

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